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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) August 20, 2002
                                                         ---------------


                        WILSONS THE LEATHER EXPERTS INC.
             (Exact name of registrant as specified in its charter)



          MINNESOTA                       0-21543                 41-1839933
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                7401 BOONE AVE. N.
             BROOKLYN PARK, MINNESOTA                              55428
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code (763) 391-4000
                                                          --------------

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ITEM 5.  OTHER EVENTS
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     On August 20, 2002, Wilsons The Leather Experts Inc. (the "Company") issued a Press Release containing its financial results for the second quarter ended August 3, 2002. The Press Release is attached hereto as Exhibit 99.1. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in the Company's 2001 Annual Report on Form 10-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

        (c)  Exhibits. The following exhibits are filed with this report.

             99.1 The Company's Press Release dated August 20, 2002 containing its financial results for the second quarter ended August 3, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILSONS THE LEATHER EXPERTS INC.



Date: August 23, 2002                  By /s/ Peter G. Michielutti
                                          ------------------------------------
                                          Peter G. Michielutti
                                          Senior Vice President and
                                          Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
  No.                                  Description
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  99.1      The Company's Press Release dated August 20, 2002 containing its financial results for the second quarter ended August 3, 2002.